UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): June 21, 2023

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Essential Utilities, Inc.
(Exact Name of Registrant Specified in Charter)

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Pennsylvania	001-06659	23-1702594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTRG	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with Essential Utilities, Inc.’s (the “Company”) Corporate Governance Guidelines, which establishes age 75 as the normal retirement age for directors, on June 26, 2023, Ellen Ruff, a member of the Board of Directors since 2006, and on June 21, 2023, Lee Stewart, a member of the Board of Directors of the Company since 2018, submitted their respective resignations from the Board of Directors and Committees of the Board effective on their respective 75th birthday. In view of Ms. Ruff’s valuable service to the Board of Directors, including serving as Chair of the Company’s Risk Mitigation and Investment Policy Committee and member of the Company’s Executive Compensation Committee, and in order to facilitate a smooth transition of her responsibilities, the Board of Directors requested, and Ms. Ruff agreed, that she continue to serve as a member of the Board of Directors, Chair of the Risk Mitigation and Investment Policy Committee, and member of the Executive Compensation Committee until the Company’s 2024 Annual Meeting of Shareholders, which is the expiration of the term for which she was elected in 2023. Similarly, in view of Mr. Stewart’s valuable service to the Board of Directors, including serving as Chair of the Company’s Audit Committee and member of the Company’s Executive Compensation Committee, and in order to facilitate a smooth transition of his responsibilities, the Board of Directors requested, and Mr. Stewart agreed, that he continue to serve as a member of the Board of Directors, Chair of the Audit Committee, and member of the Executive Compensation Committee until the Company’s 2024 Annual Meeting of Shareholders, which is the expiration of the term for which he was elected in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENTIAL UTILITIES, INC.

June 26, 2023	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Executive Vice President, General Counsel